4Q 2024 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance............................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Shale Sales Volumes (Bcf)	115.6	110.8	111.7	119.4	457.5	123.9
CBM Sales Volumes (Bcf)	9.9	10.0	9.7	9.5	39.1	9.9
Other Sales Volumes (Bcf)	—	0.1	0.1	0.1	0.3	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)	16.2	13.2	12.4	11.2	53.0	12.8
Oil and Condensate Sales Volumes (Bcfe)	0.2	0.4	0.1	0.2	0.9	0.2

TOTAL (Bcfe)	141.9	134.5	134.0	140.4	550.8	146.9

Average Daily Production (MMcfe)	1,543.1	1,461.8	1,472.5	1,542.4	1,509.1	1,596.9

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q4 2024 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	-	9	6	18,825	-
	Utica	-	-	-	-	-

CPA	Marcellus	-	-	-	-	-
	Utica	1	-	-	-	1

Total		1	9	6		1

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING(1)

	Q1 2025	2025	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	83.0	341.9	314.0	149.7	6.9
Average Prices ($/Mcf)	$3.37	$3.33	$3.47	$4.18	$4.25

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	34.2	137.0	102.4	133.5	-
Average Prices ($/Mcf)	$2.38	$2.33	$2.67	$3.30	-
Total Volumes Hedged (Bcf)(2)	117.2	478.9	416.4	283.2	6.9

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	117.2	475.6	416.4	283.2	6.9
Average Prices ($/Mcf)	$2.65	$2.58	$2.67	$3.28	$3.64

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	3.3	-	-	-
Average Prices ($/Mcf)	-	$3.33	-	-	-
Total Volumes Hedged (Bcf)(2)	117.2	478.9	416.4	283.2	6.9

Estimated Conversion Factor(4)	1.070	1.070	1.073	1.067	1.063

(1) Hedge positions as of 1/15/2025.
(2) Excludes basis hedges in excess of NYMEX hedges of 0.9 Bcf, 15.9 Bcf, 21.3 Bcf, 44.8 Bcf, and 17.2 Bcf for Q1 2025, 2026, 2027, 2028, and 2029, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q1 2025				CY2025

	Hedged	Wtd. Avg.	Avg.	Forecasted	Hedged	Wtd. Avg.	Avg.	Forecasted
	Volumes	Hedged	Forward	Gain/(Loss)(2)	Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	88,875	$3.15	$3.72	($49,834)	365,938	$3.12	$3.86	($272,379)

Index	36,395	$2.22	$3.36	($41,454)	145,708	$2.18	$3.16	($142,065)

Basis:
Eastern Gas-South (DOM)	35,845	($0.72)	($0.44)	($10,085)	149,970	($0.72)	($0.79)	$10,411
TCO Pool (TCO)	1,800	($0.87)	($0.28)	($1,054)	7,300	($0.87)	($0.60)	($1,934)
Michcon (NMC)	7,200	($0.24)	($0.33)	$653	29,200	($0.24)	($0.36)	$3,466
TETCO M2 (BM2)	28,350	($0.91)	($0.33)	($16,214)	114,975	($0.91)	($0.76)	($16,485)
Transco Zone 5 South (DKR)	1,350	$1.12	$1.24	($135)	5,475	$1.12	$0.61	$2,793
Total Financial Basis Hedges	74,545			($26,835)	306,920			($1,749)

Total Projected Realized Loss				($118,123)				($416,193)

Note: Forward market prices, hedged volumes, and hedge prices are as of 1/15/2025. Anticipated hedging activity is not included in projections.
(1) January 2025 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Realized Gain	$21	$95	$110	$55	$281	$43
Unrealized (Loss) Gain	($304)	($6)	($96)	($47)	($453)	$533
(Loss) Gain on Commodity Derivative Instruments	($283)	$89	$14	$8	($172)	$576

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Natural Gas, NGL and Oil Revenue	$364,413	$259,459	$236,233	$325,972	$1,186,077	$334,394
(Loss) Gain on Commodity Derivative Instruments	(282,992)	88,964	14,095	7,528	(172,405)	576,210
Purchased Gas Revenue	6,855	27,306	11,029	14,277	59,467	16,916
Other Revenue and Operating Income	48,301	48,484	60,086	36,776	193,647	41,245
Total Revenue and Other Operating Income	136,577	424,213	321,443	384,553	1,266,786	968,765
Costs and Expenses:
Operating Expense
Lease Operating Expense	17,848	17,253	17,819	17,726	70,646	17,194
Transportation, Gathering and Compression	97,586	96,274	91,709	96,651	382,220	100,146
Production, Ad Valorem, and Other Fees	6,646	6,646	6,638	7,624	27,554	4,755
Depreciation, Depletion and Amortization	128,336	121,227	117,541	118,650	485,754	112,827
Exploration and Production Related Other Costs	1,835	1,935	2,364	2,312	8,446	2,016
Purchased Gas Costs	6,699	26,594	10,371	13,584	57,248	16,089
Selling, General, and Administrative Costs	43,542	32,498	32,025	37,671	145,736	29,538
Other Operating Expense	20,576	16,462	21,077	24,633	82,748	17,368
Total Operating Expense	323,068	318,889	299,544	318,851	1,260,352	299,933
Other Expense
Other Expense (Income)	4,539	(4,590)	(676)	(5,399)	(6,126)	3,876
(Gain) Loss on Assets Sales and Abandonments, net	(33,627)	(10,570)	(814)	20,296	(24,715)	(11,380)
(Gain) Loss on Debt Extinguishment	—	—	(2)	7,045	7,043	—
Interest Expense	36,596	37,923	38,634	37,441	150,594	37,331
Total Other Expense	7,508	22,763	37,142	59,383	126,796	29,827
Total Costs and Expenses	330,576	341,652	336,686	378,234	1,387,148	329,760
(Loss) Income Before Income Tax	(193,999)	82,561	(15,243)	6,319	(120,362)	639,005
Income Tax (Benefit) Expense	(49,375)	17,021	3,018	(532)	(29,868)	125,020
Net (Loss) Income	($144,624)	$65,540	($18,261)	$6,851	($90,494)	$513,985

(Loss) Earnings per Share
Basic	($0.97)	$0.44	($0.12)	$0.04	($0.60)	$3.28
Diluted	($0.97)	$0.37	($0.12)	$0.04	($0.60)	$2.76

Weighted-Average Shares Outstanding	Q4-2024	Q3-2024	Q2-2024	Q1-2024^	YTD-2024	Q4-2023
Weighted-Average Shares of Common Stock Outstanding	148,946,949	150,342,177	152,608,500	153,364,652	151,306,438	156,812,941
Effect of Diluted Shares*^	—	28,771,284	—	2,787,069	—	29,895,586
Weighted-Average Diluted Shares of Common Stock Outstanding	148,946,949	179,113,461	152,608,500	156,151,721	151,306,438	186,708,527

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX’s Convertible Notes are antidilutive.
^The Convertible Notes were not included in the computation of diluted income per share in the three months ended March 31, 2024 as the effect of including these shares in the calculation would have been anti-dilutive (See Note 2 - Earnings Per Share in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s quarterly report on Form 10-Q for the period ended March 31, 2024).

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Dec-24	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23
ASSETS
Current Assets:
Cash and Cash Equivalents	$17,198	$1,310	$3,923	$1,988	$443
Restricted Cash	37,875	—	—	—	—
Accounts and Notes Receivable:
Trade, net	179,547	101,788	108,091	91,093	116,119
Other Receivables, net	17,859	50,597	38,404	43,604	17,872
Supplies Inventories	14,572	12,965	14,505	14,368	19,846
Derivative Instruments	87,925	147,020	186,429	290,171	252,524
Prepaid Expenses	15,659	19,259	17,195	19,218	14,984
Total Current Assets	370,635	332,939	368,547	460,442	421,788
Property, Plant and Equipment:
Property, Plant and Equipment	13,037,948	12,907,324	12,799,473	12,662,876	12,537,118
Less—Accumulated Depreciation, Depletion and Amortization	5,653,837	5,533,957	5,415,933	5,301,316	5,194,485
Total Property, Plant and Equipment—Net	7,384,111	7,373,367	7,383,540	7,361,560	7,342,633
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	98,713	103,692	112,414	125,821	139,466
Derivative Instruments	160,183	228,883	241,384	223,941	280,530
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	63,885	65,524	67,162	68,800	70,438
Other Non-Current Assets	111,062	110,330	106,593	92,764	48,488
Total Other Non-Current Assets	757,157	831,743	850,867	834,640	862,236
TOTAL ASSETS	$8,511,903	$8,538,049	$8,602,954	$8,656,642	$8,626,657
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$123,249	$120,125	$126,192	$163,016	$147,361
Derivative Instruments	354,621	185,795	156,541	117,400	61,102
Current Portion of Finance Lease Obligations	4,236	2,576	2,534	1,897	1,862
Current Portion of Long-Term Debt	327,766	327,236	326,710	326,187	325,668
Current Portion of Operating Lease Obligations	51,474	49,033	51,329	51,986	53,791
Other Accrued Liabilities	261,232	207,972	230,047	213,616	233,214
Total Current Liabilities	1,122,578	892,737	893,353	874,102	822,998
Non-Current Liabilities:
Long-Term Debt	1,838,234	1,957,655	1,955,433	1,942,508	1,888,706
Finance Lease Obligations	21,040	10,270	10,710	5,419	5,500
Operating Lease Obligations	49,519	57,493	64,777	77,162	89,531
Derivative Instruments	429,533	369,569	451,743	475,589	526,554
Deferred Income Taxes	696,136	745,735	728,297	724,643	729,454
Asset Retirement Obligations	119,189	104,921	105,321	105,527	105,315
Other Non-Current Liabilities	137,644	142,954	142,675	142,372	97,582
Total Non-Current Liabilities	3,291,295	3,388,597	3,458,956	3,473,220	3,442,642
TOTAL LIABILITIES	4,413,873	4,281,334	4,352,309	4,347,322	4,265,640
Stockholders' Equity:
Common Stock	1,490	1,494	1,516	1,534	1,548
Capital in Excess of Par Value	2,348,959	2,348,061	2,363,053	2,373,114	2,384,910
Preferred Stock	—	—	—	—	—
Retained Earnings	1,753,293	1,914,218	1,893,215	1,941,892	1,981,860
Accumulated Other Comprehensive Loss	(5,712)	(7,058)	(7,139)	(7,220)	(7,301)
TOTAL STOCKHOLDERS' EQUITY	4,098,030	4,256,715	4,250,645	4,309,320	4,361,017
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,511,903	$8,538,049	$8,602,954	$8,656,642	$8,626,657

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Cash Flows from Operating Activities:
Net (Loss) Income	($144,624)	$65,540	($18,261)	$6,851	($90,494)	513,985
Depreciation, Depletion and Amortization	128,336	121,227	117,541	118,650	485,754	112,827
Amortization of Deferred Financing Costs	2,623	2,612	3,711	2,399	11,345	2,332
Stock-Based Compensation	4,346	4,192	4,179	7,374	20,091	4,186
(Gain) Loss on Asset Sales and Abandonments, net	(33,627)	(10,570)	(814)	20,296	(24,715)	(11,380)
(Gain) Loss on Debt Extinguishment	—	—	(2)	7,045	7,043	—
Loss (Gain) on Commodity Derivative Instruments	282,992	(88,964)	(14,095)	(7,528)	172,405	(576,210)
(Gain) Loss on Other Derivative Instruments	—	—	(112)	1,211	1,099	1,231
Net Cash Received in Settlement of Commodity Derivative Instruments	73,592	87,955	115,799	30,593	307,939	61,003
Deferred Income Taxes	(50,060)	17,408	3,624	(4,841)	(33,869)	125,043
Other	344	494	457	50	1,345	(1,273)
Changes in Operating Assets:
Accounts and Notes Receivable	(43,986)	(1,963)	(13,226)	(821)	(59,996)	(40,500)
Supplies Inventories	(1,606)	1,539	(137)	5,478	5,274	161
Prepaid Expenses	3,600	(2,064)	2,023	(4,234)	(675)	(893)
Changes in Other Assets	(748)	(789)	(180)	(45,367)	(47,084)	(192)
Changes in Operating Liabilities:
Accounts Payable	454	(2,864)	(24,850)	23,066	(4,194)	(54,107)
Accrued Interest	16,710	(18,010)	17,488	(14,603)	1,585	16,770
Other Operating Liabilities	34,075	(5,934)	(1,740)	(5,401)	21,000	10,666
Changes in Other Liabilities	(3,624)	342	361	44,847	41,926	(2,517)
Net Cash Provided by Operating Activities	268,797	170,151	191,766	185,065	815,779	161,132

Cash Flows from Investing Activities:
Capital Expenditures	(105,495)	(114,737)	(151,916)	(168,184)	(540,332)	(107,749)
Proceeds from Asset Sales	36,582	8,141	7,487	8,524	60,734	8,090
Investments in Equity Affiliates	(1,309)	(3,452)	(110)	—	(4,871)	—
Net Cash Used in Investing Activities	(70,222)	(110,048)	(144,539)	(159,660)	(484,469)	(99,659)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	—	—	(356,504)	(356,504)	—
Proceeds from CNXM Revolving Credit Facility Borrowings	71,700	70,750	50,600	72,200	265,250	118,725
Repayments of CNXM Revolving Credit Facility Borrowings	(82,300)	(90,750)	(95,300)	(86,000)	(354,350)	(101,625)
Proceeds from CNX Revolving Credit Facility Borrowings	194,800	306,000	292,300	341,400	1,134,500	402,050
Repayments of CNX Revolving Credit Facility Borrowings	(304,600)	(284,750)	(235,300)	(318,450)	(1,143,100)	(375,000)
Proceeds from Issuance of CNX Senior Notes	—	—	—	395,000	395,000	—
Payments on Other Debt	(686)	(639)	(597)	(487)	(2,409)	(493)
Proceeds from Issuance of Common Stock	1,481	170	929	109	2,689	106
Shares Withheld for Taxes	(98)	(303)	(48)	(17,830)	(18,279)	(20)
Purchases of Common Stock	(25,005)	(62,996)	(44,381)	(51,821)	(184,203)	(113,426)
Debt Issuance and Financing Fees	(104)	(198)	(13,495)	(1,477)	(15,274)	—
Net Cash Used in Financing Activities	(144,812)	(62,716)	(45,292)	(23,860)	(276,680)	(69,683)
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	53,763	(2,613)	1,935	1,545	54,630	(8,210)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	1,310	3,923	1,988	443	443	8,653
Cash, Cash Equivalents, and Restricted Cash at End of Period	$55,073	$1,310	$3,923	$1,988	$55,073	$443

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2025E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	25%	($0.79)
ETNG Mainline	3%	$0.28
TCO Pool	23%	($0.60)
TETCO ELA & WLA	4%	($0.09)
TETCO M3	5%	($0.08)
TETCO M2	22%	($0.76)
Michcon	8%	($0.36)
Physical basis sales	10%	($0.06)
Weighted Average Basis	100%	($0.54)

NYMEX		$3.86
Weighted Average Basis (Not considering hedging)		($0.54)
Realized Price (per MMBtu)		$3.32
Conversion Factor (MMBtu/Mcf)		1.070
Realized Price Before Financial Hedging (per Mcf)		$3.55

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Forward market basis prices as of 1/15/2025.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Average Sales Price - Natural Gas	$2.41	$1.73	$1.60	$2.17	$1.98	$2.16
Average Gain on Commodity Derivative Instruments - Cash Settlement	$0.17	$0.78	$0.91	$0.42	$0.57	$0.32
Average Sales Price - Oil and Condensate*	$9.59	$10.31	$11.00	$10.68	$10.26	$10.77
Average Sales Price - NGLs*	$3.64	$3.50	$3.28	$3.99	$3.60	$3.33

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.72	$2.63	$2.58	$2.71	$2.66	$2.57

Lease Operating Expense (LOE)	$0.13	$0.13	$0.13	$0.13	$0.13	$0.12
Production, Ad Valorem, and Other Fees	$0.05	$0.05	$0.05	$0.06	$0.05	$0.03
Transportation, Gathering and Compression	$0.69	$0.72	$0.68	$0.69	$0.69	$0.68
Depreciation, Depletion and Amortization (DD&A)	$0.86	$0.86	$0.85	$0.81	$0.85	$0.75
Total Natural Gas, NGL and Oil Production Costs	$1.73	$1.76	$1.71	$1.69	$1.72	$1.58

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.87	$0.90	$0.86	$0.88	$0.87	$0.83
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.85	$1.73	$1.72	$1.83	$1.79	$1.74

Fully Burdened Cash Costs, before DD&A(1)	$1.22	$1.11	$1.03	$1.20	$1.13	$1.09
Fully Burdened Cash Margin, before DD&A	$1.50	$1.52	$1.55	$1.51	$1.53	$1.48

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense. Q4 2024, Q3 2024, Q2, 2024, Q1 2024, YTD 2024 and Q4 2023 total fully burdened cash costs exclude a (gain)/loss on asset sales of ($0.24) per Mcfe, ($0.08) per Mcfe, $0.01 per Mcfe, $0.15 per Mcfe, $0.04 per Mcfe and $0.08 per Mcfe, respectively. Q4 2024, Q3 2024, Q2 2024, Q1 2024, YTD 2024 and Q4 2023 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe,$0.03 per Mcfe, $0.03 per Mcfe, $0.02 per Mcfe and $0.02 per Mcfe, respectively. Q4 2024, Q3 2024, Q2 2024, Q1 2024, YTD 2024 and Q4 2023 exclude loss on debt extinguishment and inventory adjustments of $0.00 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe, $0.06 per Mcfe, $0.01 per Mcfe, and $0.00 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
NYMEX Natural Gas ($/MMBtu)	$2.79	$2.16	$1.89	$2.24	$2.27	$2.88
Average Differential	(0.54)	(0.56)	(0.41)	(0.25)	(0.43)	(0.89)
BTU Conversion (MMBtu/Mcf)*	0.16	0.13	0.12	0.18	0.14	0.17
Gain on Natural Gas Commodity Derivative Instruments-Cash Settlement	0.18	0.78	0.91	0.42	0.57	0.31
Realized Natural Gas Price per Mcf	$2.59	$2.51	$2.51	$2.59	$2.55	$2.47
*Conversion factor	1.07	1.09	1.08	1.09	1.08	1.09

GUIDANCE
($ in millions)	CNX 2025E			Apex Energy(1) 2025E			Proforma(1) 2025E
	Low		High	Low		High	Low		High
Production Volumes (Bcfe)	545	-	555	60	-	65	605	-	620
% Liquids							~7%	‘-	~8%
% of Natural Gas Hedged							85%

Prices on Open Volumes(2)
Natural Gas NYMEX ($/MMBtu)							$3.86
Natural Gas Differential ($/MMBtu)							($0.54)
NGL Realized Price ($/Bbl)							~$21.75

Adjusted EBITDAX(3)	$1,090	-	$1,130	$135	-	$145	$1,225	-	$1,275

Capital Expenditures
Drilling & Completions (D&C)	$290	‘-	$315	~$10			$300	‘-	$325
Non-D&C	$130	-	$150	~$15			$145	-	$165
Discretionary Capital	$5	-	$10				$5	-	$10
Total Capital Expenditures	$425	-	$475	~$25			$450	-	$500

Environmental Attributes Sales Free Cash Flow (FCF) Impact(3)							~$75

Total Free Cash Flow (FCF)(3)(4)(6)							~$575
FCF Per Share(3)(4)(5)							~$3.85

(1) Apex Energy acquisition closed on 1/27/2025. Apex Energy guidance reflects 11 months of consolidated activity.
(2) Forward market prices for 2025 guidance as of 1/15/2025.
(3) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions.
(4) Total FCF guidance includes approximately $30 million in expected asset sales in 2025.
(5) Guidance for 2025 FCF per share based on shares outstanding of 149,247,242, as of 1/8/2025.
(6) Excludes $505 million Apex Energy acquisition.

2025E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	13	12,800

CPA	Marcellus	13	15,600
	Utica	8	12,500

Total		34	-

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash, cash equivalents, and restricted cash. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash. Free Cash Flow (FCF) is defined as net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2023 Annual Report on Form 10-K as filed with the SEC on February 8, 2024). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Total Revenue and Other Operating Income	$138	$424	$321	$384	$1,267	$969
(Deduct) Add:
Purchased Gas Revenue	(7)	(27)	(11)	(14)	(59)	(18)
Unrealized Loss (Gain) on Commodity Derivative Instruments	304	6	96	47	453	(533)
Other Revenue and Operating Income	(49)	(49)	(60)	(36)	(194)	(42)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$386	$354	$346	$381	$1,467	$376

Total Operating Expense	$323	$319	$299	$319	$1,260	$300
(Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(4)	(4)	(5)	(16)	(3)
Exploration and Production Related Other Costs	(2)	(2)	(2)	(2)	(8)	(2)
Purchased Gas Costs	(7)	(27)	(10)	(13)	(57)	(17)
Selling, General and Administrative Costs	(43)	(33)	(32)	(38)	(146)	(29)
Other Operating Expense	(22)	(16)	(21)	(24)	(83)	(18)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$246	$237	$230	$237	$950	$231
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Net (Loss) Income	($145)	$66	($18)	$7	($90)	$514
Interest Expense	37	37	39	37	150	37
Interest Income	(2)	—	—	—	(2)	—
Income Tax (Benefit) Expense	(50)	17	3	—	(30)	125
(Loss) Earnings Before Interest & Taxes (EBIT)	(160)	120	24	44	28	676
Depreciation, Depletion & Amortization	129	121	117	119	486	113
Exploration Expense	2	2	2	2	8	2
(Loss) Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	($29)	$243	$143	$165	$522	$791
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	304	6	96	47	453	(533)
Loss on Non-Core Asset Sales	—	—	—	26	26	—
Stock-Based Compensation	5	4	4	7	20	4
Loss on Debt Extinguishment	—	—	—	7	7	—
Virginia Flood Expense	—	—	(1)	—	(1)	—
Total Pre-tax Adjustments	309	10	99	87	505	(529)
Adjusted EBITDAX	$280	$253	$242	$252	$1,027	$262

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Net (Loss) Income from EBITDAX Reconciliation	($145)	$66	($18)	$7	($90)	$514
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	309	10	99	87	505	(529)
Tax Effect of Adjustments	(79)	(3)	(26)	(23)	(131)	139
Adjusted Net Income	$85	$73	$55	$71	$284	$124

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Total Revenue and Other Operating Income	$138	$424	$321	$384	$1,267	$969

Net (Loss) Income	($145)	$66	($18)	$7	($90)	$514
Interest Expense	37	37	39	37	150	37
Interest Income	(2)	—	—	—	(2)	—
Income Tax (Benefit) Expense	(50)	17	3	—	(30)	125
(Loss) Earnings Before Interest & Taxes (EBIT)	(160)	120	24	44	28	676
Depreciation, Depletion & Amortization	129	121	117	119	486	113
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($31)	$241	$141	$163	$514	$789
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$304	$6	$96	$47	$453	($533)
Total Adjustments	$304	$6	$96	$47	$453	($533)

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$442	$430	$417	$431	$1,720	$436
Adjusted EBIT	$144	$126	$120	$91	$481	$143
Operating Margin	33%	29%	29%	21%	28%	33%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024	Q4-2023
Total Revenue and Other Operating Income	$138	$424	$321	$384	$1,267	$969

Net (Loss) Income	($145)	$66	($18)	$7	($90)	$514
Interest Expense	37	37	39	37	150	37
Interest Income	(2)	—	—	—	(2)	—
Income Tax (Benefit) Expense	(50)	17	3	—	(30)	125
(Loss) Earnings Before Interest & Taxes (EBIT)	(160)	120	24	44	28	676
Depreciation, Depletion & Amortization	129	121	117	119	486	113
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($31)	$241	$141	$163	$514	$789
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	304	$6	$96	$47	$453	($533)
Loss on Non-Core Asset Sale	—	—	—	26	26	—
Stock-Based Compensation	5	4	4	7	20	4
Virginia Flood Expense	—	—	(1)	—	(1)	—
Loss on Debt Extinguishment	—	—	—	7	7	—
Total Adjustments	$309	$10	$99	$87	$505	($529)

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$442	$430	$417	$431	$1,720	$436
Adjusted EBITDA	$278	$251	$240	$250	$1,019	$260
Cash Operating Margin	63%	58%	58%	58%	59%	60%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash, cash equivalents, and restricted cash on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash, cash equivalents, and restricted cash to retire debt.

Net Debt: Total long-term debt minus cash, cash equivalents, and restricted cash.
Adjusted Net Debt : Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash.

(Dollars in millions)
Net Debt	31-Dec-24	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,166	$2,285	$2,282	$2,269	$2,214	$2,206	$2,214	$2,424	$2,600
Less: Cash, Cash Equivalents, and Restricted Cash	55	1	4	2	—	21	4	22	156
Net Debt	$2,111	$2,284	$2,278	$2,267	$2,214	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	31-Dec-24	30-Sep-24	30-Jun-24	31-Mar-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,166	$2,285	$2,282	$2,269	$2,214	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	—	—	82	98	101
Less: Cash, Cash Equivalents, and Restricted Cash	55	1	4	2	—	21	4	22	156
Adjusted Net Debt	$2,111	$2,284	$2,278	$2,267	$2,214	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion.
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 10 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s September 30, 2023 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.

	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24
Net Income (Loss)	$7	($18)	$66	($145)	($90)
Interest Expense	37	39	37	37	150
Interest Income	—	—	—	(2)	(2)
Income Tax Expense (Benefit)	—	3	17	(50)	(30)
Earnings (Loss) Before Interest & Taxes (EBIT)	44	24	120	(160)	28
Depreciation, Depletion & Amortization	119	117	121	129	486
Exploration Expense	2	2	2	2	8
Earnings (Loss) Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	165	143	243	(29)	522
Adjustments:
Unrealized Loss on Commodity Derivative Instruments	47	96	6	304	453
Loss on Non-Core Asset Sales	26	—	—	—	26
Stock Based Compensation	7	4	4	5	20
Loss on Debt Extinguishment	7	—	—	—	7
Virginia Flood Expense	—	(1)	—	—	(1)
Total Pre-tax Adjustments	87	99	10	309	505
Adjusted EBITDAX TTM	$252	$242	$253	$280	$1,027

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

2024 Free Cash Flow
(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024
Net Cash Provided by Operating Activities	$269	$170	$192	$185	$816
Capital Expenditures	(105)	(115)	(152)	(168)	(540)
Proceeds from Asset Sales	37	8	7	8	60
Investments in Equity Affiliates	(2)	(3)	—	—	(5)
Free Cash Flow	$199	$60	$47	$25	$331

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (SEC), as supplemented by our quarterly reports on Form 10-Q filed in 2024, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.